UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): March 24, 2008
SPARTA, INC.
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

0-21682	63-0775889

(Commission File Number)	(I.R.S. Employer Identification No.)

25531 Commercentre Drive, Suite 120, Lake Forest, CA	92630-8873

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 768-8161
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statement and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Compensatory Arrangements.
     On March 24, 2008, the Board of Directors (the “Board”) of SPARTA, Inc. (“SPARTA” or the “Company”) approved the SPARTA, Inc. Equity Bonus Plan (the “Plan”), a copy of which is attached hereto as Exhibit 10.1. The Board approved the Plan in accordance with Section 2.05 of the Agreement and Plan of Merger, dated as of January 15, 2008, among SPARTA, Inc., Cobham Holdings Inc. and Rocob Acquisition Inc. (the “Merger Agreement”), which was filed as Exhibit 2.1 to the Company’s Current Form on 8-K filed on January 16, 2008 and which provides for the merger of Rocob Acquisition Inc. with and into the Company, with the Company surviving the Merger as a wholly owned subsidiary corporation of Cobham Holdings Inc. (the “Merger”). The effectiveness of the Plan is contingent upon the consummation of the Merger and is intended to provide a bonus to the Company’s employees who otherwise would have received stock options grants or other awards of the Company’s common stock in accordance with the Company’s standard policies and practices during the period between execution of the Merger Agreement and the Closing Date as defined under the Merger Agreement. The Plan will be administered by the Board or a sub-committee selected by the Board to administer the Plan (the “Administrator”). Unless the Administrator determines otherwise prior to the Closing Date, all employees of the Company and its majority-owned subsidiaries who are eligible to receive options to purchase the Company’s common stock or other awards of the Company’s common stock in accordance with the Company’s standard policies and practices, which existed prior to the Closing Date, may participate in the Plan (“Participants”).
     Prior to the Closing Date, the Administrator will determine the amount of the cash equity bonus to be awarded to each Participant (the “Equity Bonus Amount”). The maximum aggregate Equity Bonus Amount awarded under the Plan will be fifteen million dollars. One-third of the aggregate portion of the Equity Bonus Amount awarded to any Participant will be payable on the eightieth day following the effective date of the Merger, and the remaining portion of the Equity Bonus Amount awarded to such Participant will be payable on the fifteen month anniversary of the effective date of the Merger. To the extent an employee is terminated by the Company for cause, or if the employee leaves voluntarily without good reason, such employee will forfeit any unpaid bonus payment. This Plan will become effective on the effective date of the Merger, and will terminate on the date of the final payment of any Equity Bonus Amount awarded under this Plan.
     The summary of the Plan contained in this Item 5.02(e) is qualified in its entirety by reference to the Plan, a copy of which is being filed as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated by reference into this Item 5.02(e) in its entirety.
Forward-Looking Statements
     Certain statements contained in this Current Report on Form 8-K regard matters that are not historical facts and are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended, and the Securities Act of 1934, as amended, and the rules promulgated pursuant to the Securities Act of 1933, as amended. Forward-looking statements can often be identified by their use of words such as “may”, “will”, “expects”, “plans”, “estimates”, “intends”, “believes” or “anticipates”, and variations or negatives of these words. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements concerning anticipated sources of revenue, expected national defense priorities, anticipated levels of government funding, and our estimates, assumptions and judgments. All forward-looking statements involve risks and uncertainties that are difficult to predict. Those risks and uncertainties include, among others, the effect of the loss of SPARTA’s status as a small business, the variability of government funding, changing priorities of Presidential Administrations and/or Congress, changing geopolitical conditions, possible changes in government procurement procedures, the availability of highly skilled and educated employees required by SPARTA, and other matters discussed here and elsewhere in the SEC filings of SPARTA.
     Additional factors related to the Merger that could cause actual results to differ materially include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that have been or may be instituted against SPARTA and others following announcement of the proposal or the Merger Agreement; (3) the inability to complete the Merger due to the failure to obtain shareholder approval or the failure to satisfy other conditions to the completion of the merger, including the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act 1976, as amended, and the receipt of other required regulatory approvals; (4) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the Merger; (5) the ability to recognize the benefits of the Merger; and (6) the amount of the costs, fees, expenses and charges related to the merger.
     All forward-looking statements speak only as of the date of this Report, and are based on the information available to us at that time. Such information is subject to change, and we will not necessarily inform you of such changes. The forward-looking statements are not guarantees of future events and, therefore, SPARTA’s performance could differ materially and adversely from those contemplated by any forward-looking statements as a result of various factors, some of which are discussed in this Report and the other filings that we make from time to time with the SEC, which you should carefully review. We undertake no obligation to publicly revise or update any forward-looking statement for any reason.
Item 9.01. Financial Statement and Exhibits.
(d) Exhibits.
The following exhibit is filed as part of this report.

Exhibit	Description
10.1	SPARTA, Inc. Equity Bonus Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 24, 2008	SPARTA, Inc.
	By:	/s/ David E. Schreiman
Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
10.1	SPARTA, Inc. Equity Bonus Plan

5